Convertible Preferred Stock (Notes)	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Convertible Preferred Stock
Series C Convertible Preferred Stock Warrant Liability
In October 2013, in connection with the issuance of our Series C convertible preferred stock, we issued fully exercisable warrants for the purchase of 1,975,532 shares of our Series C convertible preferred stock at an exercise price of $8.175 per share.
All warrants were unexercised as of December 31, 2013. The estimated fair value for the 2013 warrants as of December 31, 2013 was $3.3 million. The fair value of the 2013 warrants was determined using the income method valuation model in combination with a Monte Carlo simulation in consideration of multiple early exercise triggers associated with the 2013 warrants.
In April 2014, we amended the warrants to provide for their automatic net exercise if the IPO price exceeded the exercise price, immediately prior to the closing of the IPO. In July 2014, immediately prior to the closing of the IPO, warrants representing 996,940 shares of common stock were exercised for $8.1 million in cash and warrants representing 978,592 shares of common stock were automatically net exercised for a total of 311,923 shares of common stock. Upon exercise of the warrants, the convertible preferred stock warrant liability was reclassified to stockholders' equity (deficit).
Convertible Preferred Stock
In October 2013, we issued and sold 3,951,066 shares of our Series C convertible preferred stock at a price of $8.18 per share resulting in gross proceeds of $32.3 million, pursuant to a Series C convertible preferred stock and warrant purchase agreement. In connection with the issuance and sale of Series C convertible preferred stock we issued to the purchasers warrants, or 2013 warrants, to purchase an aggregate of 1,975,532 shares of our Series C convertible preferred stock at an exercise price of $8.175 per share.
In November 2012, we received gross proceeds of $10.6 million in exchange for the issuance of 1,130,165 shares of Series B convertible preferred stock at a price per share of $9.41. In aggregate, we received gross proceeds of $34.0 million in exchange for the issuance of 3,616,529 shares of Series B convertible preferred stock at a price per share of $9.41 between October 2010 and November 2012.
In aggregate, we received gross proceeds of $18.0 million in exchange for the issuance of 2,201,827 shares of Series A convertible preferred stock at a price per preferred share of $8.18 between June 2008 and January 2010.
A summary of convertible preferred stock is as follows (amounts in thousands, except share and per share data):

	DECEMBER 31, 2013
	ISSUED PRICE PER SHARE	SHARES AUTHORIZED	SHARES ISSUED AND OUTSTANDING	AGGREGATE LIQUIDATION PREFERENCE	CARRYING VALUE
Series A	$8.18	2,201,834	2,201,827	$18,000	$17,922
Series B	$9.41	3,616,539	3,616,529	34,000	33,804
Series C	$8.18	7,064,220	3,951,066	32,300	29,668
		12,882,593	9,769,422	$84,300	$81,394

Each holder of convertible preferred stock is entitled to the number of votes equal to the number of our shares of common stock into which such shares of convertible preferred stock are convertible. Each share of convertible preferred stock is convertible at the option of the holder into the number of fully paid and non-assessable shares of common stock that result from dividing the original issue price by the conversion price of the convertible preferred stock. Currently, the conversion ratio for each series of convertible preferred stock is 1:1.
Holders of convertible preferred stock are entitled to receive noncumulative dividends at the rate of 8.0% per annum for each share of convertible preferred stock outstanding, when, and if declared by the board of directors. These dividends are payable in preference to common stock dividends. To date, we have not declared or paid any dividends. Convertible preferred stockholders are also entitled to receive dividends in a per share amount equal, on an as-if-converted basis, to the amount paid or set aside for each share of common stock.
In the event of our liquidation, dissolution, or winding up, the holders of convertible preferred stock will be entitled to receive payment out of the assets legally available for distribution for each share of convertible preferred stock held by them, of an amount per share of convertible preferred stock equal to the original issue price plus all declared and unpaid dividends on the convertible preferred stock. In the event that the available funds and assets are insufficient for full payment to the holders of convertible preferred stock on a per-share basis as outlined above, the entire assets and funds legally available for distribution will be distributed ratably among convertible preferred stock in proportion to the full amount to which they would otherwise be respectively entitled. Before any distribution or payment will be made to the holders of any common stock, payment shall be made first to the holders of Series C preferred stock, second to holders of Series B preferred stock, and third to the holders of Series A preferred stock. Upon completion of the distribution of assets as set forth above, all of the remaining assets, if any, will be distributed ratably among the holders of convertible preferred stock, on an as-if converted basis, and common stock.
In connection with the completion of the Company's IPO in July 2014, all outstanding shares of convertible preferred stock converted into 9,769,422 shares of common stock and all related warrants were exercised. See Note 8 for additional discussion of the exercise of the warrants.